Exhibit 99.2

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Third Quarter Results

[LOGO]

November 14, 2005

Forward Looking Statements

•                  This conference call may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. “Forward-looking statements” consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood or the four businesses of Dynamit Nobel that Rockwood has acquired. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the “Risk Factors” described in its Registration Statement on Form S-1 on file with the Securities and Exchange Commission.  Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

[LOGO]

Where to Find Materials/Archives

•                  A replay of the conference call will be available through November 21, 2005 at (800) 475-6701 in the U.S., access code: 799694, and internationally at (320) 365-3844, access code: 799694.  The webcast and the materials will also be archived on our website at www.rocksp.com or www.rockwoodspecialties.com and are accessible by clicking on “Company News.”

Agenda

•                  Actual Results

•                  Pro-Forma Results

•                  Financial Summary

Appendices

Rockwood Third Quarter and YTD Results

(Actual)

Consolidated Results: Actual

	Net Sales			Adj. EBITDA (a)
@ Actual Rates	2004	2005	% Change	2004	2005	% Change
($ in Millions)

3rd Quarter	$533.6	$771.7	44.6%	$95.1	$140.0	47.2%

Adj. EBITDA Margin				17.8%	18.1%	+0.3	ppt

YTD September	1,027.9	2,358.8	129.5%	194.3	433.7	123.2%

Adj. EBITDA Margin				18.9%	18.4%	-0.5	ppt

(a)          A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

Third Quarter Results By Segment: Actual

	Net Sales			Adj. EBITDA (a)
@ Actual Rates	Q3 2004	Q3 2005	% Change	Q3 2004	Q3 2005	% Change
($M)

Performance Additives	$158.3	$170.7	7.8%	$35.5	$36.9	3.9%

Specialty Compounds	52.0	57.6	10.8%	7.3	6.6	-9.6%

Electronics	43.2	46.9	8.6%	7.6	7.7	1.3%

Specialty Chemicals	116.6	202.6	73.8%	21.1	40.8	93.4%

Titanium Dioxide Pigments	68.9	106.6	54.7%	14.1	21.5	52.5%

Advanced Ceramics	56.6	95.3	68.4%	13.3	24.5	84.2%

Groupe Novasep	38.0	92.0	142.1%	5.2	12.3	136.5%

Corporate	—	—		(9.0)	(10.3)	14.4%

Total Rockwood	$533.6	$771.7	44.6%	$95.1	$140.0	47.2%

Adj. EBITDA Margin				17.8%	18.1%	0.3	ppt

(a)          A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices.

YTD Results By Segment: Actual

	Net Sales			Adj. EBITDA (a)
@ Actual Rates	YTD 2004	YTD 2005	% Change	YTD 2004	YTD 2005	% Change
($M)

Performance Additives	$470.5	$520.3	10.6%	$114.2	$118.3	3.6%

Specialty Compounds	152.5	177.8	16.6%	22.3	21.3	-4.5%

Electronics	124.8	134.6	7.9%	21.6	20.5	-5.1%

Specialty Chemicals	116.6	642.3	450.9%	21.1	133.2	531.3%

Titanium Dioxide Pigments	68.9	320.3	364.9%	14.1	64.5	357.4%

Advanced Ceramics	56.6	283.6	401.1%	13.3	70.0	426.3%

Groupe Novasep	38.0	279.9	636.6%	5.2	35.3	578.8%

Corporate	—	—		(17.5)	(29.4)	68.0%

Total Rockwood	$1,027.9	$2,358.8	129.5%	$194.3	$433.7	123.2%

Adj. EBITDA Margin				18.9%	18.4%	-0.5	ppt

(a)          A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.

Rockwood Third Quarter and YTD Results

(Pro-forma)

Consolidated Results: Pro-Forma

	Net Sales			Adj. EBITDA (b)
@ Actual Rates	2004 (a)	2005	% Change	2004 (a)	2005	% Change
($ in Millions)

3rd Quarter	$713.9	$771.7	8.1%	$133.6	$140.0	4.8%

Adj. EBITDA Margin				18.7%	18.1%	-0.6	ppt

YTD September	2,157.9	2,358.8	9.3%	402.7	433.7	7.7%

Adj. EBITDA Margin				18.7%	18.4%	-0.3	ppt

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

(b)         A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

Key Business Unit Performance: Q3 Results Pro-Forma

	Net Sales			Adj. EBITDA (b)
@ Actual Rates	Q3 2004 (a)	Q3 2005	% Change	Q3 2004 (a)	Q3 2005	% Change
($M)

Specialty Chemicals	$178.4	$202.6	13.6%	$33.1	$40.8	23.3%

Performance Additives	169.5	170.7	0.7%	36.9	36.9	0.0%

Titanium Dioxide Pigments	102.3	106.6	4.2%	21.0	21.5	2.4%

Advanced Ceramics	86.6	95.3	10.0%	20.4	24.5	20.1%

Total - Key Business Units	$536.8	$575.2	7.2%	$111.4	$123.7	11.0%

(a)          Pro-forma as if the Dynamit Nobel and Omega acquisitions had been completed at the beginning of each period presented.

(b)         A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.

Key Business Unit Performance: YTD Q3 Results Pro-Forma

	Net Sales			Adj. EBITDA (b)
@ Actual Rates	YTD 2004 (a)	YTD 2005	% Change	YTD 2004 (a)	YTD 2005	% Change
($M)

Specialty Chemicals	$555.1	$642.3	15.7%	$104.4	$133.2	27.6%

Performance Additives	514.4	520.3	1.1%	120.1	118.3	-1.5%

Titanium Dioxide Pigments	315.1	320.3	1.7%	61.3	64.5	5.2%

Advanced Ceramics	259.8	283.6	9.2%	59.0	70.0	18.6%

Total - Key Business Units	$1,644.4	$1,766.5	7.4%	$344.8	$386.0	11.9%

% of Total Rockwood		74.9%			89.0%

(a)          Pro-forma as if the Dynamit Nobel and Omega acquisitions had been completed at the beginning of each period presented.

(b)         A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.

Highlights

•                  Very good growth in :

•                  Specialty Chemicals

•                  Advanced Ceramics

•                  No significant impact as a result of raw material costs

•                  Announced acquisition of Sud-Chemie’s Clay-Additives Business

•                  Completed IPO

Growth: Pro-forma

First nine months ‘05 versus same period last year

($M)

Net Sales (a)

2005	$2,358.8

2004	2,157.9

Change	$200.9	9.3%

Pricing	Approx.	2%

Currency Changes	Approx.	2.5%

Organic Growth	Approx.	5%

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Consolidated Net Sales and European Net Sales: Pro-forma

•                  Business remains strong for Rockwood’s European Businesses.

	Net Sales
@ Actual Rates	2005	2004 (a)	% Change
($M)

Total Rockwood	$2,358.8	$2,157.9	9.3%

Europe	1,517.5	1,422.6	6.7%

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Raw Materials and Energy Summary

•                  Rockwood has not been materially impacted by increases in raw material and energy costs YTD

•                  Raw Materials % of Net Sales YTD is 33.9% (vs. 33.6% for September YTD Pro-forma 04)

•                  Energy Cost % of Net Sales YTD is 3.1% (vs. 3.1% for September YTD Pro-forma 04)

Raw Materials -

•                  Due to our inorganic focus, hydrocarbon related raw materials account for only 5% of total Net sales ($126M YTD).

•                  Much of the hydrocarbon-related materials cost increase, as in the case of Specialty Compounds (PVC, Plasticizer, AOM), have been recovered through higher selling prices.

•                  Many other inorganic raw material cost increases have also been recovered through higher selling prices.

Energy -

•                  Energy accounts for only 3% of total Net Sales.

•                  About 70% of the energy consumption is in Europe, where the natural gas price has been relatively stable.

Raw Material Cost: Pro-forma

Period	Total Spend $M	% of Net Sales

9 Month YTD 2004 (a)	$725	33.6%

9 Months YTD 2005	$801	33.9%

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Energy Cost: Pro-forma (a)

Period	Total Spend $M	% of Net Sales

9 Months YTD 2004 (a)	$66	3.1%

9 Months YTD 2005	$73	3.1%

By Type	N. Gas	Electricity	Others	Total

Q3 YTD Spend	$31.7	$29.5	$12.1	$73.2

% of Total	43%	40%	16%	100%

% of Net Sales	1.3%	1.3%	0.5%	3.1%

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Performance Additives: Pro-forma

	Net Sales			Adj. EBITDA (b)
@ Actual Rates	2004 (a)	2005	% Change	2004 (a)	2005	% Change
($ in Millions)

3rd Quarter	$169.5	$170.7	0.7%	$36.9	$36.9	0.0%

Adj. EBITDA Margin				21.8%	21.6%	-0.2	ppt

YTD September	514.4	520.3	1.1%	120.1	118.3	-1.5%

Adj. EBITDA Margin				23.3%	22.7%	-0.6	ppt

•                  Flat year on year results overall

•                  Strong Q3 volume in our Pool and Spa chemicals’ business and SG&A savings were offset by soft volume in Timber on weak demand in the treated wood market and Clay Based Additives due to the disruption to oil field sales resulting from Hurricanes Katrina and Rita

•                  YTD results negatively impacted by lower Timber, Color Pigments and Services and Clay Based Additives volume

(a)               Pro-forma as if the Omega acquisition had been completed at the beginning of each period presented.

(b)              A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.

Specialty Compounds

	Net Sales			Adj. EBITDA (a)
@ Actual Rates	2004	2005	% Change	2004	2005	% Change
($ in Millions)

3rd Quarter	$52.0	$57.6	10.8%	$7.3	$6.6	-9.6%

Adj. EBITDA Margin				14.0%	11.5%	-2.5	ppt

YTD September	152.5	177.8	16.6%	22.3	21.3	-4.5%

Adj. EBITDA Margin				14.6%	12.0%	-2.6	ppt

•                  Higher raw material prices offset by higher selling prices

•                  Year to date results favorably impacted by strong wire and cable sales volume

(a)               A reconciliation of Net income before taxes to Adjusted EBITDA is provided. See Appendices.

Electronics

	Net Sales			Adj. EBITDA (a)
@ Actual Rates	2004	2005	% Change	2004	2005	% Change
($ in Millions)

3rd Quarter	$43.2	$46.9	8.6%	$7.6	$7.7	1.3%

Adj. EBITDA Margin				17.6%	16.4%	-1.2	ppt

YTD September	124.8	134.6	7.9%	21.6	20.5	-5.1%

Adj. EBITDA Margin				17.3%	15.2%	-2.1	ppt

•                  Strong Q3 sales volume year on year particularly in Electronic Chemicals

•                  Offset by continued pricing pressure in Wafer Reclaim and higher manufacturing costs

•                  YTD sales volume insufficient to cover Wafer selling price declines and increased manufacturing costs. Restructuring program announced in the second quarter of 2005.

(a)               A reconciliation of Net income before taxes to Adjusted EBITDA is provided. See Appendices.

Specialty Chemicals : Pro-forma

	Net Sales			Adj. EBITDA (b)
@ Actual Rates	2004 (a)	2005	% Change	2004 (a)	2005	% Change
($ in Millions)

3rd Quarter	$178.4	$202.6	13.6%	$33.1	$40.8	23.3%

Adj. EBITDA Margin				18.6%	20.1%	1.5	ppt

YTD September	555.1	642.3	15.7%	104.4	133.2	27.6%

Adj. EBITDA Margin				18.8%	20.7%	1.9	ppt

•                  Solid volume increases in both Surface Treatment (Aerospace and Automotive) and Fine Chemical (Lithium) businesses

•                  Higher selling prices offset by higher raw material costs occurred particularly in the Fine Chemicals (Metal Sulfides) business

•                  Currency changes favorably impacted year to date results (sales 3.2%, Adj. EBITDA 3.6%)

(a)               Pro-forma as if the Dynamit Nobel acquisition had been completed at the beginning of each period presented.

(b)              A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

Titanium Dioxide Pigments: Pro-forma

	Net Sales			Adj. EBITDA (b)
@ Actual Rates	2004 (a)	2005	% Change	2004 (a)	2005	% Change
($ in Millions)

3rd Quarter	$102.3	$106.6	4.2%	$21.0	$21.5	2.4%

Adj. EBITDA Margin				20.5%	20.2%	-0.3	ppt

YTD September	315.1	320.3	1.7%	61.3	64.5	5.2%

Adj. EBITDA Margin				19.5%	20.1%	0.6	ppt

•                  Third quarter sales improved over prior year due to sales of recycling products

•                  Results continue to benefit from cost reduction measures

•                  Continued negative impact of low anatase volume due to low synthetic fiber demand caused by lower cotton prices

•                  Currency changes favorably impacted year to date results (sales 3%, Adj. EBITDA 3.1%)

(a)               Pro-forma as if the Dynamit Nobel acquisition had been completed at the beginning of each period presented.

(b)              A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

Advanced Ceramics: Pro-forma

	Net Sales			Adj. EBITDA (b)
@ Actual Rates	2004 (a)	2005	% Change	2004 (a)	2005	% Change
($ in Millions)

3rd Quarter	$86.6	$95.3	10.0%	$20.4	$24.5	20.1%

Adj. EBITDA Margin				23.6%	25.7%	2.1	ppt

YTD September	259.8	283.6	9.2%	59.0	70.0	18.6%

Adj. EBITDA Margin				22.7%	24.7%	2.0	ppt

•                  Strong sales in Medical and Piezo applications. Double digit growth continues in Medical division primarily due to ceramic hip replacement applications

•                  Currency changes also favorably impacted year to date results (Net sales 2.9%, Adj. EBITDA 3.2%)

(a)               Pro-forma as if the Dynamit Nobel acquisition had been completed at the beginning of each period presented.

(b)              A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

Groupe Novasep: Pro-forma

	Net Sales			Adj. EBITDA (b)
@ Actual Rates	2004 (a)	2005	% Change	2004 (a)	2005	% Change
($ in Millions)

3rd Quarter	$81.9	$92.0	12.3%	$15.0	$12.3	-18.0%

Adj. EBITDA Margin				18.3%	13.4%	-4.9	ppt

YTD September	236.2	279.9	18.5%	41.2	35.3	-14.3%

Adj. EBITDA Margin				17.4%	12.6%	-4.8	ppt

•                  Continued capacity utilization issues at Rohner

•                  Sales increase due to late 2004 Novasep acquisitions

•                  Sales continue to be generated in lower margin yielding applications.

(a)               Pro-forma as if the Dynamit Nobel and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

(b)              A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

Financial Summary

Consolidated Reconciliation of Net Income to Adjusted EBITDA: Pro-forma

	Three months ended September 30,		Nine months ended September 30,
($ in millions)	2005	2004 (a)	2005	2004 (a)

Net (loss) income	$(13.3)	$(47.7)	$113.6	$(8.2)
Income tax provision (benefit)	10.8	(13.4)	52.5	6.8
Minority interest	(0.6)	—	(2.3)	—

(Loss) income before taxes and minority interest	(3.1)	(61.1)	163.8	(1.4)
Interest expense, net	55.4	60.1	177.6	182.7
Depreciation and amortization	49.5	44.8	154.7	134.9
Restructuring and related charges	2.9	0.2	9.2	0.6
CCA litigation defense costs	(0.1)	—	1.4	—
Systems/organization establishment expenses	1.4	1.5	3.3	2.5
Cancelled acquisition and disposition costs	—	—	0.6	0.1
Stamp duty tax	—	—	—	4.0
Inventory write-up reversal	—	34.7	3.1	34.7
Management services agreement termination fee	10.0	—	10.0	—
Loss on early extinguishment of debt	26.6	—	26.6	—
Refinancing expenses	—	2.8	—	2.8
Loss from disposed businesses	—	0.8	—	0.8
Foreign exchange (gain) loss	(2.1)	45.2	(116.1)	35.5
Other	(0.5)	4.6	(0.5)	5.5

Total Adjusted EBITDA	$140.0	$133.6	$433.7	$402.7

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Third Quarter Results By Segment: Pro-Forma

• Strong Net Sales and Adjusted EBITDA growth particularly in the Specialty Chemicals and Advanced Ceramics segments led to improved year on year results.

	Net Sales			Adj. EBITDA (b)
@ Actual Rates	Q3 2004 (a)	Q3 2005	% Change	Q3 2004 (a)	Q3 2005	% Change
($M)

Performance Additives	$169.5	$170.7	0.7%	$36.9	$36.9	0.0%

Specialty Compounds	52.0	57.6	10.8%	7.3	6.6	-9.6%

Electronics	43.2	46.9	8.6%	7.6	7.7	1.3%

Specialty Chemicals	178.4	202.6	13.6%	33.1	40.8	23.3%

Titanium Dioxide Pigments	102.3	106.6	4.2%	21.0	21.5	2.4%

Advanced Ceramics	86.6	95.3	10.0%	20.4	24.5	20.1%

Groupe Novasep	81.9	92.0	12.3%	15.0	12.3	-18.0%

Corporate	—	—		(7.7)	(10.3)	33.8%

Total Rockwood	$713.9	$771.7	8.1%	$133.6	$140.0	4.8%

Adj. EBITDA Margin				18.7%	18.1%	-0.6	ppt

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

(b)         A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.

YTD Results By Segment: Pro-forma

• Strong Net Sales and Adjusted EBITDA growth particularly in the Specialty Chemicals and Advanced Ceramics segments led to improved year on year results.

	Net Sales			Adj. EBITDA (b)
@ Actual Rates	YTD 2004 (a)	YTD 2005	% Change	YTD 2004 (a)	YTD 2005	% Change
($M)

Performance Additives	$514.4	$520.3	1.1%	$120.1	$118.3	-1.5%

Specialty Compounds	152.5	177.8	16.6%	22.3	21.3	-4.5%

Electronics	124.8	134.6	7.9%	21.6	20.5	-5.1%

Specialty Chemicals	555.1	642.3	15.7%	104.4	133.2	27.6%

Titanium Dioxide Pigments	315.1	320.3	1.7%	61.3	64.5	5.2%

Advanced Ceramics	259.8	283.6	9.2%	59.0	70.0	18.6%

Groupe Novasep	236.2	279.9	18.5%	41.2	35.3	-14.3%

Corporate	—	—		(27.2)	(29.4)	8.1%

Total Rockwood	$2,157.9	$2,358.8	9.3%	$402.7	$433.7	7.7%

Adj. EBITDA Margin				18.7%	18.4%	-0.3	ppt

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

(b)         A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.

Q3 2005 Results – Net Sales & Adjusted EBITDA by Segment: Pro-forma

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
(millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Three months ended September 30, 2005
Net sales	$170.7	$57.6	$46.9	$202.6	$106.6	$95.3	$92.0	$—	$771.7
Adjusted EBITDA (b)	36.9	6.6	7.7	40.8	21.5	24.5	12.3	(10.3)	140.0
EBITDA Margin	21.6%	11.5%	16.4%	20.1%	20.2%	25.7%	13.4%		18.1%

Three months ended September 30, 2004 (a)
Net sales	$169.5	$52.0	$43.2	$178.4	$102.3	$86.6	$81.9	$—	$713.9
Adjusted EBITDA (b)	36.9	7.3	7.6	33.1	21.0	20.4	15.0	(7.7)	133.6
EBITDA Margin	21.8%	14.0%	17.6%	18.6%	20.5%	23.6%	18.3%		18.7%

Nine months ended September 30, 2005
Net sales	$520.3	$177.8	$134.6	$642.3	$320.3	$283.6	$279.9	$—	$2,358.8
Adjusted EBITDA (b)	118.3	21.3	20.5	133.2	64.5	70.0	35.3	(29.4)	433.7
EBITDA Margin	22.7%	12.0%	15.2%	20.7%	20.1%	24.7%	12.6%		18.4%

Nine months ended September 30, 2004 (a)
Net sales	$514.4	$152.5	$124.8	$555.1	$315.1	$259.8	$236.2	$—	$2,157.9
Adjusted EBITDA (b)	120.1	22.3	21.6	104.4	61.3	59.0	41.2	(27.2)	402.7
EBITDA Margin	23.3%	14.6%	17.3%	18.8%	19.5%	22.7%	17.4%		18.7%

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

(b)         A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.

Earnings Per Share

- Pro-forma assuming IPO at January 1st, 2005

	Q3 2005		YTD 2005
($M)	Net Income	EPS (3)	Net Income	EPS (3)

Reported Net Income	(13.3)	(0.18)	113.6	1.52
Non-Recurring Items
IPO Related Charges(1)	22.5	0.30	22.5	0.30
Restructuring	1.8	0.02	5.8	0.08
Inventory Step-up Reversal (Novasep)	0.0	0.00	2.0	0.03
Other Charges(2)	0.5	0.01	3.0	0.04
FX Gain on Euro Debt	(1.3)	(0.02)	(71.4)	(0.96)
Pro forma Interest Reduction due to IPO	5.7	0.08	20.4	0.27
US Valuation Allowance	8.3	0.11	(20.3)	(0.27)

(1)          Includes management agreement termination, debt redemption premium and deferred financing cost write-off

(2)          Includes system & organization establishment cost, acquisition & divestiture cost, and litigation cost

(3)          Based on 74.674M diluted shares based on the Treasury Stock Method

Capex: Pro-forma (a)

($M)

[CHART]

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Initial Public Offering

•                  Summary of Uses:

(millions)

PIK Loans and Notes	$181.3
Senior Discount Notes	89.2
Portion of 2011 Notes	116.2
Redeemable Convertible Preferred Stock	38.5
Management Services Agreement Termination Fee	10.0
Fees and Expenses	33.6
$468.8

•                  P&L Charges:

Management Services Agreement Termination Fee	$10.0
Loss on Early Extinguishment of Debt:
• Deferred Financing Costs Write-off	13.4
• Redemption Premiums	13.2
26.6

Total IPO Charges	$36.6

Net Debt

	LTM			LTM
($M)	6/30/2005	Leverage		9/30/2005	Leverage

@ Actual Rates

Adjusted EBITDA (a)	$564.5			$570.9

Cash	81.7	0.14	x	133.8	0.23	x

Revolver	—			—

Term Loans	1,731.4	3.07	x	1,721.6	3.02	x

Assumed Debt	201.9	0.36	x	190.3	0.33	x

Net Sr. Debt	$1,851.6	3.28	x	$1,778.1	3.11	x

PIK Notes/S. Disc. Notes	260.4	0.46	x	—	0.00	x

Sr. Sub.Notes 2011	375.0	0.66	x	273.4	0.48	x

Sr. Sub.Notes 2014	654.0	1.16	x	652.1	1.14	x

Net Debt	$3,141.0	5.56	x	$2,703.6	4.74	x (b)

(a)          A reconciliation of pro-forma net income to pro-forma Adjusted EBITDA is provided. See Appendices.

(b)         Covenant ratio at Rockwood Specialties Group, Inc. is 4.91x.

Total Debt / LTM EBITDA

[CHART]

Free Cash Flow: Pro-forma (a)

($M)	YTD 2005

Adjusted EBITDA	$433.7

CAPEX	$(123.0)

WC Change (b)	$0.0

Cash Interest (c)	$(150.0)

Cash Taxes	($24.9)

PF Free Cash Flow	$135.8

(a)          Pro forma assuming IPO at 01/01/05 and excluding non-recurring items

(b)         (c) Reference to Net Cash to Adj. EBITDA Reconciliation

(b)         WC change of (-$33M) per Statement of Cash Flow excluding DN acquisition related payment ($19.9M) and restructuring payment ($13.1M)

(c)          Cash Interest of $157.8M excluding YTD $7.8M of interest paid on the portion of 2011 notes reduced due to IPO

Appendices

Consolidated Reconciliation of Net Income to Adjusted EBITDA

	Three months ended September 30,		Nine months ended September 30,
($ in millions)	2005	2004	2005	2004

Net (loss) income	$(13.3)	$(59.6)	$113.6	$(46.2)
Income tax provision (benefit)	10.8	(16.5)	52.5	(1.6)
Minority interest	(0.6)	—	(2.3)	—

(Loss) income before taxes and minority interest	(3.1)	(76.1)	163.8	(47.8)
Interest expense, net	55.4	53.8	177.6	100.0
Depreciation and amortization	49.5	32.2	154.7	60.4
Restructuring and related charges	2.9	0.1	9.2	0.1
CCA litigation defense costs	(0.1)	—	1.4	—
Systems/organization establishment expenses	1.4	1.5	3.3	2.5
Cancelled acquisition and disposition costs	—	—	0.6	0.1
Stamp duty tax	—	—	—	4.0
Inventory write-up reversal	—	34.7	3.1	34.7
Management services agreement termination fee	10.0	—	10.0	—
Loss on early extinguishment of debt	26.6	—	26.6	—
Refinancing expenses	—	2.8	—	2.8
Loss from disposed businesses	—	0.8	—	0.8
Foreign exchange (gain) loss	(2.1)	43.9	(116.1)	35.3
Other	(0.5)	1.4	(0.5)	1.4

Total Adjusted EBITDA	$140.0	$95.1	$433.7	$194.3

Q3 Reconciliation of Net Income before taxes to Adjusted EBITDA by Segment

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($ in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Three months ended September 30, 2005

Income (loss) before taxes and minority interest	$19.2	$5.3	$2.9	$25.0	$4.9	$8.2	$(0.8)	$(67.8)	$(3.1)
Interest, net	6.9	(0.7)	1.5	5.2	7.8	8.3	4.0	22.4	55.4
Depreciation and amortization	7.9	1.4	4.2	9.8	8.8	7.4	9.1	0.9	49.5
Restructuring and related charges	1.5	—	0.1	0.5	—	0.6	0.2	—	2.9
CCA litigation defense costs	—	—	—	—	—	—	—	(0.1)	(0.1)
Systems/organization establishment expenses	0.3	—	—	—	—	—	—	1.1	1.4
Management services agreement termination fee	—	—	—	—	—	—	—	10.0	10.0
Loss on early extinguishment of debt	1.1	0.6	0.3	—	—	—	—	24.6	26.6
Foreign exchange (gain) loss	—	—	(1.3)	0.3	—	—	(0.2)	(0.9)	(2.1)
Other	—	—	—	—	—	—	—	(0.5)	(0.5)

Total Adjusted EBITDA	$36.9	$6.6	$7.7	$40.8	$21.5	$24.5	$12.3	$(10.3)	$140.0

Three months ended September 30, 2004

Income (loss) before taxes and minority interest	$19.9	$6.1	$0.2	$(1.9)	$5.2	$(5.7)	$(4.6)	$(95.3)	$(76.1)
Interest, net	6.8	(0.1)	1.2	2.7	1.1	0.8	2.0	39.3	53.8
Depreciation and amortization	7.7	1.3	5.2	6.3	3.5	3.8	4.2	0.2	32.2
Restructuring and related charges	0.2	—	—	(0.1)	—	—	—	—	0.1
Systems/organization establishment expenses	—	—	—	—	—	—	—	1.5	1.5
Inventory write-up reversal	0.5	—	—	12.7	4.3	14.4	2.8	—	34.7
Refinancing expenses	—	—	—	—	—	—	—	2.8	2.8
Loss from disposed businesses	—	—	—	—	—	—	0.8	—	0.8
Foreign exchange (gain) loss	0.4	—	1.0	—	—	—	—	42.5	43.9
Other	—	—	—	1.4	—	—	—	—	1.4

Total Adjusted EBITDA	$35.5	$7.3	$7.6	$21.1	$14.1	$13.3	$5.2	$(9.0)	$95.1

YTD Q3 Reconciliation of Net Income before taxes to Adjusted EBITDA by Segment

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($ in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Nine months ended September 30, 2005

Income (loss) before taxes and minority interest	$66.3	$17.2	$4.4	$69.0	$12.9	$20.7	$(7.0)	$(19.7)	$163.8
Interest, net	20.6	(0.8)	4.0	27.0	24.1	26.4	11.8	64.5	177.6
Depreciation and amortization	24.6	4.3	12.5	33.8	27.5	22.2	27.1	2.7	154.7
Restructuring and related charges	4.7	—	2.1	1.6	—	0.6	0.2	—	9.2
CCA litigation defense costs	1.3	—	—	—	—	—	—	0.1	1.4
Systems/organization establishment expenses	0.3	—	—	—	—	—	—	3.0	3.3
Cancelled acquisition and disposal costs	0.2	—	—	—	—	—	—	0.4	0.6
Inventory write-up reversal	—	—	—	—	—	—	3.1	—	3.1
Management services agreement termination fee	—	—	—	—	—	—	—	10.0	10.0
Loss on early extinguishment of debt	1.1	0.6	0.3	24.6	26.6
Foreign exchange (gain) loss	(0.8)	—	(2.8)	1.8	—	0.1	0.1	(114.5)	(116.1)
Other	—	—	—	—	—	—	—	(0.5)	(0.5)

Total Adjusted EBITDA	$118.3	$21.3	$20.5	$133.2	$64.5	$70.0	$35.3	$(29.4)	$433.7

Nine months ended September 30, 2004

Income (loss) before taxes and minority interest	$71.1	$18.5	$3.0	$(1.9)	$5.2	$(5.7)	$(4.6)	$(133.4)	$(47.8)
Interest, net	21.4	(0.3)	4.1	2.7	1.1	0.8	2.0	68.2	100.0
Depreciation and amortization	21.8	4.1	15.5	6.3	3.5	3.8	4.2	1.2	60.4
Restructuring and related charges	0.2	—	—	(0.1)	—	—	—	—	0.1
Systems/organization establishment expenses	—	—	—	—	—	—	—	2.5	2.5
Cancelled acquisition and disposal costs	—	—	—	—	—	—	—	0.1	0.1
Stamp duty tax	—	—	—	—	—	—	—	4.0	4.0
Inventory write-up reversal	0.5	—	—	12.7	4.3	14.4	2.8	—	34.7
Refinancing expenses	—	—	—					2.8	2.8
Loss from disposed businesses	—	—	—	—	—	—	0.8	—	0.8
Foreign exchange (gain) loss	(0.8)	—	(1.0)	—	—	—	—	37.1	35.3
Other	—	—	—	1.4	—	—	—	—	1.4

Total Adjusted EBITDA	$114.2	$22.3	$21.6	$21.1	$14.1	$13.3	$5.2	$(17.5)	$194.3

Consolidated Reconciliation of Net Income to Adjusted EBITDA: Pro-forma

	Three months ended	Nine months ended
($ in millions)	September 30, 2004	September 30, 2004 (a)
Net loss	$(47.7)	$(8.2)
Income tax (benefit) provision	(13.4)	6.8
Loss before taxes and minority interest	(61.1)	(1.4)
Interest, net	60.1	182.7
Depreciation and amortization	44.8	134.9
Restructuring and related charges	0.2	0.6
Systems/organization establishment expenses	1.5	2.5
Cancelled acquisition and disposition costs	—	0.1
Stamp duty tax	—	4.0
Inventory write-up reversal	34.7	34.7
Refinancing expenses	2.8	2.8
Loss from disposed businesses	0.8	0.8
Foreign exchange loss	45.2	35.5
Other	4.6	5.5

Total Adjusted EBITDA	$133.6	$402.7

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Q3 Reconciliation of Net Income before Taxes to Adjusted EBITDA : Pro-forma

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($ in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Three months ended September 30, 2005

Income (loss) before taxes and minority interest	$19.2	$5.3	$2.9	$25.0	$4.9	$8.2	$(0.8)	$(67.8)	$(3.1)
Interest, net	6.9	(0.7)	1.5	5.2	7.8	8.3	4.0	22.4	55.4
Depreciation and amortization	7.9	1.4	4.2	9.8	8.8	7.4	9.1	0.9	49.5
Restructuring and related charges	1.5	—	0.1	0.5	—	0.6	0.2	—	2.9
CCA litigation defense costs	—	—	—	—	—	—	—	(0.1)	(0.1)
Systems/organization establishment expenses	0.3	—	—	—	—	—	—	1.1	1.4
Management services agreement termination fee	—	—	—	—	—	—	—	10.0	10.0
Loss on early extinguishment of debt	1.1	0.6	0.3	—	—	—	—	24.6	26.6
Foreign exchange (gain) loss	—	—	(1.3)	0.3	—	—	(0.2)	(0.9)	(2.1)
Other	—	—	—	—	—	—	—	(0.5)	(0.5)

Total Adjusted EBITDA	$36.9	$6.6	$7.7	$40.8	$21.5	$24.5	$12.3	$(10.3)	$140.0

Three months ended September 30, 2004 (a)

Income (loss) before taxes and minority interest	$19.7	$5.5	$(0.3)	$(8.1)	$2.8	$(5.6)	$3.2	$(78.3)	$(61.1)
Interest expense, net	7.5	(0.1)	1.7	11.3	7.2	7.7	2.7	22.1	60.1
Depreciation and amortization	8.6	1.9	5.2	9.5	7.1	6.3	6.0	0.2	44.8
Restructuring and related charges	0.2	—	—	—	—	—	—	—	0.2
Systems /organization establishment expenses	—	—	—	—	—	—	—	1.5	1.5
Inventory write-up reversal	0.5	—	—	12.7	4.3	14.4	2.8	—	34.7
Refinancing expenses	—	—	—	—	—	—	—	2.8	2.8
Loss on disposed business	—	—	—	—	—	—	—	0.8	0.8
Foreign exchange loss	0.4	—	1.0	1.1	—	—	—	42.7	45.2
Other	—	—	—	6.6	(0.4)	(2.4)	0.3	0.5	4.6

Total Adjusted EBITDA	$36.9	$7.3	$7.6	$33.1	$21.0	$20.4	$15.0	$(7.7)	$133.6

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

YTD Reconciliation of Net Income before Taxes to Adjusted EBITDA : Pro-forma

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($ in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated

Nine months ended September 30, 2005

Income (loss) before taxes and minority interest	$66.3	$17.2	$4.4	$69.0	$12.9	$20.7	$(7.0)	$(19.7)	$163.8
Interest, net	20.6	(0.8)	4.0	27.0	24.1	26.4	11.8	64.5	177.6
Depreciation and amortization	24.6	4.3	12.5	33.8	27.5	22.2	27.1	2.7	154.7
Restructuring and related charges	4.7	—	2.1	1.6	—	0.6	0.2	—	9.2
CCA litigation defense costs	1.3	—	—	—	—	—	—	0.1	1.4
Systems/organization establishment expenses	0.3	—	—	—	—	—	—	3.0	3.3
Cancelled acquisition and disposal costs	0.2	—	—	—	—	—	—	0.4	0.6
Inventory write-up reversal	—	—	—	—	—	—	3.1	—	3.1
Management services agreement termination fee	—	—	—	—	—	—	—	10.0	10.0
Loss on early extinguishment of debt	1.1	0.6	0.3					24.6	26.6
Foreign exchange (gain) loss	(0.8)	—	(2.8)	1.8	—	0.1	0.1	(114.5)	(116.1)
Other	—	—	—	—	—	—	—	(0.5)	(0.5)

Total Adjusted EBITDA	$118.3	$21.3	$20.5	$133.2	$64.5	$70.0	$35.3	$(29.4)	$433.7

Nine months ended September 30, 2004(a)

Income (loss) before taxes and minority interest	$72.0	$16.9	$2.0	$22.7	$14.3	$4.5	$11.8	$(145.6)	$(1.4)
Interest expense, net	22.5	(0.4)	5.0	33.8	21.8	23.1	7.7	69.2	182.7
Depreciation and amortization	25.7	5.8	15.6	28.6	21.3	19.1	18.1	0.7	134.9
Restructuring and related charges	0.2	—	—	—	—	0.1	0.3	—	0.6
Systems /organization establishment expenses	—	—	—	—	—	—	—	2.5	2.5
Cancelled acquisition and disposal costs	—	—	—	—	—	—	—	0.1	0.1
Stamp duty tax	—	—	—	—	—	—	—	4.0	4.0
Inventory write-up reversal	0.5	—	—	12.7	4.3	14.4	2.8	—	34.7
Refinancing expenses	—	—	—	—	—	—	—	2.8	2.8
Loss on disposed business	—	—	—	—	—	—	—	0.8	0.8
Foreign exchange (gain) loss	(0.8)	—	(1.0)	—	—	—	—	37.3	35.5
Other	—	—	—	6.6	(0.4)	(2.2)	0.5	1.0	5.5

Total Adjusted EBITDA	$120.1	$22.3	$21.6	$104.4	$61.3	$59.0	$41.2	$(27.2)	$402.7

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Consolidated Reconciliation of Net Cash to Adj. EBITDA

Nine Months Ended
September 30,
($ in millions)	Yr 2005

Net cash provided by operating activities	$182.6
Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions	33.0
Current portion of income tax provision	34.0
Interest expense, net, excluding amortization of refinancing expenses and unrealized losses/gains on derivatives	157.8
Restructuring and related charges	9.2
CCA litigation defense costs	1.4
Systems/organization establishment expenses	3.3
Cancelled acquisition and disposal costs	0.6
Inventory write-up reversal	3.1
Management services agreement termination	10.0
Stamp duty tax	—
Loss on disposed business	—
Foreign currency loss realized	—
Bad debt provision	(0.8)
Other	(0.5)
Total Adjusted EBITDA	$433.7

FX impact on Q3 Results: Pro-forma

	Three Months Ended
	September 30,				Foreign
	2005	2004 (a)	Total	Total	Exchange	Organic	Organic
(millions)	(Actual)	(Pro-Forma)	Change in $	Change in %	Effect in $	Change in $	Change in %
Net Sales:
Performance Additives	$170.7	$169.5	$1.2	0.7%	$(0.2)	$1.4	0.8%
Specialty Compounds	57.6	52.0	5.6	10.8	—	5.6	10.8
Electronics	46.9	43.2	3.7	8.6	0.6	3.1	7.2
Specialty Chemicals	202.6	178.4	24.2	13.6	1.3	22.9	12.8
Titanium Dioxide Pigments	106.6	102.3	4.3	4.2	(0.2)	4.5	4.4
Advanced Ceramics	95.3	86.6	8.7	10.0	(0.2)	8.9	10.3
Groupe Novasep	92.0	81.9	10.1	12.3	1.7	8.4	10.3

Total	$771.7	$713.9	$57.8	8.1%	$3.0	$54.8	7.7%

	Three Months Ended
	September 30,				Foreign
	2005	2004 (a)	Total	Total	Exchange	Organic	Organic
	(Actual)	(Pro-Forma)	Change in $	Change in %	Effect in $	Change in $	Change in %
Adjusted EBITDA:
Performance Additives	$36.9	$36.9	$—	—%	$0.5	$(0.5)	(1.4% )
Specialty Compounds	6.6	7.3	(0.7)	(9.6)	—	(0.7)	(9.6)
Electronics	7.7	7.6	0.1	1.3	0.1	—	—
Specialty Chemicals	40.8	33.1	7.7	23.3	0.2	7.5	22.7
Titanium Dioxide Pigments	21.5	21.0	0.5	2.4	(0.1)	0.6	2.9
Advanced Ceramics	24.5	20.4	4.1	20.1	(0.1)	4.2	20.6
Groupe Novasep	12.3	15.0	(2.7)	(18.0)	—	(2.7)	(18.0)
Corporate	(10.3)	(7.7)	(2.6)	33.8	0.1	(2.7)	35.1

Total	$140.0	$133.6	$6.4	4.8%	$0.7	$5.7	4.3%

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

FX impact on YTD Q3 Results: Pro-forma

	Nine Months Ended
	September 30,				Foreign
	2005	2004 (a)	Total	Total	Exchange	Organic	Organic
(millions)	(Actual)	(Pro-Forma)	Change in $	Change in %	Effect in $	Change in $	Change in %
Net Sales:
Performance Additives	$520.3	$514.4	$5.9	1.1%	$3.6	$2.3	0.4%
Specialty Compounds	177.8	152.5	25.3	16.6	1.5	23.8	15.6
Electronics	134.6	124.8	9.8	7.9	3.0	6.8	5.4
Specialty Chemicals	642.3	555.1	87.2	15.7	17.6	69.6	12.5
Titanium Dioxide Pigments	320.3	315.1	5.2	1.7	9.3	(4.1)	(1.3)
Advanced Ceramics	283.6	259.8	23.8	9.2	7.5	16.3	6.3
Groupe Novasep	279.9	236.2	43.7	18.5	8.3	35.4	15.0

Total	$2,358.8	$2,157.9	$200.9	9.3%	$50.8	$150.1	7.0%

	Nine Months Ended
	September 30,				Foreign
	2005	2004 (a)	Total	Total	Exchange	Organic	Organic
	(Actual)	(Pro-Forma)	Change in $	Change in%	Effect in $	Change in $	Change in %
Adjusted EBITDA:
Performance Additives	$118.3	$120.1	$(1.8)	(1.5% )	$1.6	$(3.4)	(2.8% )
Specialty Compounds	21.3	22.3	(1.0)	(4.5)	0.2	(1.2)	(5.4)
Electronics	20.5	21.6	(1.1)	(5.1)	0.1	(1.2)	(5.6)
Specialty Chemicals	133.2	104.4	28.8	27.6	3.8	25.0	23.9
Titanium Dioxide Pigments	64.5	61.3	3.2	5.2	1.9	1.3	2.1
Advanced Ceramics	70.0	59.0	11.0	18.6	1.9	9.1	15.4
Groupe Novasep	35.3	41.2	(5.9)	(14.3)	0.8	(6.7)	(16.3)
Corporate	(29.4)	(27.2)	(2.2)	8.1	(1.1)	(1.1)	4.0

Total	$433.7	$402.7	$31.0	7.7%	$9.2	$21.8	5.4%

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.